                                                                   EXHIBIT 10.2

                              SECOND AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


        The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by that certain First Amendment thereto dated November 17, 1995, the "Partnership Agreement") by and among First Industrial Realty Trust, Inc., as General Partner, and the Persons listed on Exhibit 1 thereto as Limited Partners, together with any Persons who become Partners in the Partnership in accordance with the terms thereof, does hereby amend the Partnership Agreement as follows:

        Capitalized terms used but not defined in this Second Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

        1. Legend. The cover page of the Partnership Agreement is hereby amended by adding to the bottom of such page the following legend:

        "THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM."

        2. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners, all effective as of March 20, 1996.

        3. Schedule of Partners. A new Exhibit 1A in the form of Exhibit 1A hereto is hereby added to the Partnership Agreement. A new Exhibit 1B in the form of Exhibit 1B hereto is hereby added to the Partnership Agreement to identify the Partners following consummation of the transactions referred to in
Section 2 hereof.

        4. Definitions. The following definitions are hereby added in appropriate alphabetic order placement to Section 1.1 of the Partnership
Agreement:

                "First Highland Limited Partners: Those Limited Partners identified on Exhibit 1A hereto.

                First Highland Properties: Those certain properties acquired by the Partnership pursuant to that certain Contribution Agreement, dated as of March 19, 1996.

                First Highland Units: The Partnership Units issued to the First Highland Limited Partners in connection with the acquisition of the First Highland Properties by the Partnership."

        5. Amendment of Section 9.5. Section 9.5 is hereby amended by adding the following new sentence after the first sentence thereof:

                "Notwithstanding anything herein to the contrary, each holder of First Highland Units agrees that, if the General Partner shall elect to satisfy a Redemption Obligation with respect to First Highland Units by making a Share Payment, such Redemption Obligation shall mature on the date which is seven (7) business days after receipt by the Partnership and the General Partner of documents similar to the "Investor Materials" submitted in connection with the sale of the First Highland Properties to the Partnership and any other similar documents reasonably required by, and in form reasonably satisfactory to, the Partnership."

        6. Amendment to Section 9.7. Section 9.7 is hereby amended by inserting after the words "in connection with a redemption" the words "of Partnership Units originally issued to Initial Limited Partners on June 30, 1994".

        7. Effectiveness. This Second Amendment shall be effective as of March 20, 1996.

        8. Ratification. Except as expressly modified by this First Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Date: March 20, 1996

                                   FIRST INDUSTRIAL REALTY TRUST, INC.,
                                     as sole General Partner of the Partnership


                                   By: MICHAEL W. BRENNAN
                                      -----------------------------------------
                                       Michael W. Brennan
                                       Senior Vice President and Chief Operating
                                       Officer

                                                                     EXHIBIT 1A



First Highland Partners                                         Number of Units
- -----------------------                                         ---------------

Farlow Road Associates Limited Partnership                             2,751

Highland Associates Limited Partnership                               69,039

Peter Murphy                                                          56,184

North Star Associates Limited Partnership                             19,333

Arden O'Connor                                                        63,845

Peter O'Connor                                                       118,281

Partridge Road Associates Limited Partnership                          2,751

Shadeland Associates Limited Partnership                              42,976

Shadeland Corporation                                                  4,442

Kevin Smith                                                           13,571

Jonathan Stott                                                       182,126




                                      1A-1

                                                                     EXHIBIT 1B
                             Schedule of Partners
                             --------------------

General Partner                                                 Number of Units
- ---------------                                                 ---------------

First Industrial Realty Trust, Inc.                               24,125,216

Limited Partners
- ----------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                            137,489

Robert W. Bennett                                                     36,476

John E. De B Blockey                                                   4,416

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                                     3,771

Michael W. Brennan                                                     7,587

Henry D. Bullock                                                      14,151

Edward Burger                                                          9,261

Jo Ann Chitty                                                          1,104

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                             144,296

Robert L. Denton                                                       6,286

Henry E. Dietz Trust UA Jan 16 81                                     36,476

W. Allen Doane                                                         4,416

Timothy Donohue                                                        2,000

Thelma C. Gretzinger Trust                                               450

Clay Hamlin & Lynn Hamlin JT TEN WROS                                 15,159

Robert W. Holman Jr.                                                 150,134



                                      1B-1

LIMITED PARTNERS                                        NUMBER OF UNITS
- ----------------                                        ---------------


Steven B. Hoyt                                              250,000

Frederick K. Ito                                              3,880

Michael W. Jenkins                                            8,831

Peter Kepic                                                   9,261

Paul T. Lambert                                              39,737

Lambert Investment Corporation                               13,606

Duane Lund                                                   13,617

J. Stanley Mattison                                             981

Marc T. Melardino                                             1,104

Eileen Millar                                                 2,880

Linda Miller                                                  2,000

Anthony Muscatello                                           81,654

Shidler Equities LP                                         254,541

Eduardo Paneque                                               2,000

Bernice Reger                                                22,556

James R. Reinhart                                             4,416

James C. Reynolds                                            38,697

Jay H. Shidler                                               64,137

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                       1,223

Michael B. Slade                                              2,829

Timothy P. Talbot                                             6,041

                                      1B-2


Limited Partners                                                Number of Units
- ----------------                                                ---------------

Michael T. Tomasz                                                    23,868

Mark S. Whiting                                                      25,206

Holman/Shidler Investment Corporation                                22,079

Farlow Road Associates Limited Partnership                            2,751

Highland Associates Limited Partnership                              69,039

Peter Murphy                                                         56,184

North Star Associates Limited Partnership                            19,333

Arden O'Connor                                                       63,845

Peter O'Connor                                                      118,281

Partridge Road Associates Limited Partnership                         2,751

Shadeland Associates Limited Partnership                             42,976

Shadeland Corporation                                                 4,442

Kevin Smith                                                          13,571

Jonathan Stott                                                      182,126




                                      1B-3

                                   Schedule 1



Additional Limited Partners         Number of Units         Capital Contribution
- ---------------------------         ---------------         --------------------


2900 North Shadeland Associates
Limited Partnership                      6,013                  $  126,273

Americana Parkway Associates
Limited Partnership                     43,073                     904,533

Creek Road Business Park Limited
Partnership                            118,961                   2,498,181

Fifth Brookville Associates
Limited Partnership                     12,172                     255,612

Fourth Brookville Associates
Limited Partnership                     40,337                     847,077

Highland Associates Limited
Partnership                             69,039                   1,449,819

Lincoln Center Associates Limited
Partnership                            161,634                   3,394,314

North Star Associates Limited
Partnership                             19,333                     405,993

Shadeland Associates Limited
Partnership                             42,976                     902,496

Third Brookville Associates
Limited Partnership                     15,751                     330,771


                                   Schedule 2



Transferors                       Transferees                   Number of Units
- -----------                       -----------                   ---------------

2900 North Shadeland              Shadeland Corporation                   60
Associates Limited Partnership

2900 North Shadeland              Peter Murphy                           451
Associates Limited Partnership

2900 North Shadeland              Farlow Road Associates               2,751
Associates Limited Partnership    Limited Partnership

2900 North Shadeland              Partridge Road Associates            2,751
Associates Limited Partnership    Limited Partnership

Americana Parkway Associates      Shadeland Corporation                  431
Limited Partnership

Americana Parkway Associates      Peter O'Connor                      21,321
Limited Partnership

Americana Parkway Associates      Jonathan Stott                      21,321
Limited Partnership

Creek Road Business Park          Shadeland Corporation                1,190
Limited Partnership

Creek Road Business Park          Peter O'Connor                      52,100
Limited Partnership

Creek Road Business Park          Jonathan Stott                      52,100
Limited Partnership

Creek Road Business Park          Kevin Smith                         13,571
Limited Partnership

Fifth Brookville Associates       Shadeland Corporation                   80
Limited Partnership

Fifth Brookville Associates       Peter O'Connor                       4,017
Limited Partnership

Fifth Brookville Associates       Jonathan Stott                       4,017
Limited Partnership

Fifth Brookville Associates       Peter Murphy                         4,017
Limited Partnership

Fourth Brookville Associates      Shadeland Corporation                  404
Limited Partnership

Fourth Brookville Associates      Peter O'Connor                      18,454
Limited Partnership



Transferors                         Transferees                 Number of Units
- -----------                         -----------                 ---------------

Fourth Brookville Associates        Jonathan Stott                   18,454
Limited Partnership

Fourth Brookville Associates        Peter Murphy                      3,025
Limited Partnership

Lincoln Center Associates           Shadeland Corporation             1,617
Limited Partnership

Lincoln Center Associates           Arden O'Connor                   63,845
Limited Partnership

Lincoln Center Associates           Jonathan Stott                   63,845
Limited Partnership

Lincoln Center Associates           Peter Murphy                     32,327
Limited Partnership

Shadeland Center One                Shadeland Corporation               461
Associates Limited Partnership

Shadeland Center One                Peter O'Connor                   15,183
Associates Limited Partnership

Shadeland Center One                Jonathan Stott                   15,183
Associates Limited Partnership

Shadeland Center One                Peter Murphy                     15,183
Associates Limited Partnership

Third Brookville Associates         Shadeland Corporation               158
Limited Partnership

Third Brookville Associates         Peter O'Connor                    7,206
Limited Partnership

Third Brookville Associates         Jonathan Stott                    7,206
Limited Partnership

Third Brookville Associates         Peter Murphy                      1,181
Limited Partnership
